UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                    __________________________________

                                FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):

                              July 30, 2007
                              -------------

                      NORTIA CAPITAL PARTNERS, INC.
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        (Exact name of registrant as specified in its charter)


            Nevada               0-26843          90-025041
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(State or other jurisdiction   (Commission      (I.R.S. Employer
      of incorporation)        File Number)    Identification No.)


                         400 Hampton View Court
                        Alpharetta, Georgia 30004
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       (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (770) 777-6795
                                                    --------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

On July 30, 2007, Matthew Henninger resigned his position as President and a director of the Company due to personal reasons. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Henninger is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits

     99.1  Resignation letter from Matthew Henninger


                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   July 31, 2007             NORTIA CAPITAL PARTNERS, INC.


                                  By: /s/ William J. Bosso
                                     -----------------------
                                     William J. Bosso
                                     Chief Executive Officer














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